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                                                                    EXHIBIT 10.1

                        BINDVIEW DEVELOPMENT CORPORATION

                             OMNIBUS INCENTIVE PLAN


                                TABLE OF CONTENTS

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
                                                                                                            Section
                                                                                                            -------
ARTICLE I - PLAN

                  Purpose.......................................................................................1.1
                  Effective Date of Plan........................................................................1.2

ARTICLE II - DEFINITIONS

                  Affiliate.....................................................................................2.1
                  Board of Directors or Board...................................................................2.2
                  Change of Control.............................................................................2.3
                  Code..........................................................................................2.4
                  Commission....................................................................................2.5
                  Company.......................................................................................2.6
                  Corporate Plan................................................................................2.7
                  Corporate Plan Options........................................................................2.8
                  Employee......................................................................................2.9
                  Exchange Act.................................................................................2.10
                  Fair Market Value............................................................................2.11
                  Incentive Option.............................................................................2.12
                  1996 ISO Plan................................................................................2.13
                  1996 ISO Plan Options........................................................................2.14
                  1997 Incentive Plan..........................................................................2.16
                  1997 Incentive Plan Options..................................................................2.16
                  1998 Incentive Plan Options..................................................................2.17
                  Nonqualified Option..........................................................................2.18
                  Option.......................................................................................2.19
                  Option Agreement.............................................................................2.20
                  Plan.........................................................................................2.21
                  Plan Year....................................................................................2.22
                  Reload Option................................................................................2.23
                  Restricted Stock.............................................................................2.24
                  Restricted Stock Agreement...................................................................2.25
                  Restricted Stock Purchase Price..............................................................2.26
                  Stock........................................................................................2.27
                  Stock Award..................................................................................2.28
                  10% Stockholder..............................................................................2.29
                  Voting Stock.................................................................................2.30
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
ARTICLE III - ELIGIBILITY

ARTICLE IV - GENERAL PROVISIONS RELATING TO OPTIONS AND STOCK AWARDS

                  Authority to Grant Options and Stock Awards...................................................4.1
                  Dedicated Shares..............................................................................4.2
                  Non-Transferability...........................................................................4.3
                  Requirements of Law...........................................................................4.4
                  Changes in the Company's Capital Structure....................................................4.5
                  Election Under Section 83(b) of the Code......................................................4.6

ARTICLE V - OPTIONS

                  Type of Option................................................................................5.1
                  Option Price..................................................................................5.2
                  Duration of Options...........................................................................5.3
                  Amount Exercisable--Incentive Options.........................................................5.4
                  Exercise of Options...........................................................................5.5
                  Exercise on Termination of Employment.........................................................5.6
                  Exercise of Options Under the Corporate Plan,
                    the 1996 ISO Plan and the 1997 Incentive Plan...............................................5.7
                  Reload Options................................................................................5.8
                  Substitution Options..........................................................................5.9
                  No Rights as Stockholder.....................................................................5.10

ARTICLE VI - STOCK AWARDS

                  Stock Awards..................................................................................6.1
                  Restrictions..................................................................................6.2
                  Stock Certificate.............................................................................6.3
                  Rights as Stockholder.........................................................................6.4
                  Lapse of Restrictions.........................................................................6.5
                  Restriction Period............................................................................6.6

ARTICLE VII - ADMINISTRATION

ARTICLE VIII - AMENDMENT OR TERMINATION OF PLAN

ARTICLE IX - MISCELLANEOUS

                  No Establishment of a Trust Fund..............................................................9.1
                  No Employment Obligation......................................................................9.2
                  Forfeiture ...................................................................................9.3
                  Tax Withholding...............................................................................9.4
                  Written Agreement.............................................................................9.5
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
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                  Indemnification of the Board and the
                           Board of Directors...................................................................9.6
                  Gender........................................................................................9.7
                  Headings......................................................................................9.8
                  Other Compensation Plans......................................................................9.9
                  Other Options or Awards......................................................................9.10
                  Governing Law................................................................................9.11
                  No Modification, Extension, or Renewal of Corporate
                      Plan Options, 1996 ISO Plan Options, and
                      1997 Incentive Plan Options..............................................................9.12


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                                    ARTICLE I

                                      PLAN

         1.1 PURPOSE. This Plan is a plan for key employees (including officers and employee directors) of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates. For administrative purposes, and subject to
Section 9.12 hereof, this Plan incorporates the BindView Development Corporation Stock Option Plan (the "Corporate Plan"), the BindView Development Corporation Incentive Stock Option Plan (the "1996 ISO Plan and the BindView Development Corporation 1997 Incentive Plan (the "1997 Incentive Plan").

         1.2 EFFECTIVE DATE OF PLAN. The Plan is effective January 1, 1998, if within one year of that date it shall have been approved by at least a majority vote of stockholders voting in person or by proxy at a duly held stockholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of stockholders. No Incentive Option, Nonqualified Option, Reload Option or Stock Award shall be granted pursuant to the Plan after December 31, 2007.


                                   ARTICLE II

                                   DEFINITIONS

         The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

         2.1 "AFFILIATE" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         2.2 "BOARD OF DIRECTORS" or "BOARD" means the board of directors of the Company.



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        2.3 "CHANGE OF CONTROL." A "Change in Control" shall have occurred if, after the Effective Date of the Plan:

                  (i) a report on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report) shall be filed with the Commission pursuant to the Exchange Act and that report discloses that any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), is the beneficial owner (as that term is defined in Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act), directly or indirectly, of 20 percent or more of the outstanding Voting Stock;

                  (ii) any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), shall purchase securities pursuant to a tender offer or exchange offer to acquire any Voting Stock (or any securities convertible into Voting Stock) and, immediately after consummation of that purchase, that person is the beneficial owner (as that term is defined in Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act), directly or indirectly, of 20 percent or more of the outstanding Voting Stock (such person's beneficial ownership to be determined, in the case of rights to acquire Voting Stock, pursuant to paragraph (d) of Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act);

                  (iii) the consummation of:

                                    (x) a merger, consolidation or
                           reorganization of the Company with or into any other person if a) the Company is not the surviving entity or b) as a result of such merger, consolidation or reorganization, 50 percent or less of the combined voting power of the then-outstanding securities of such other person immediately after such merger, consolidation or reorganization are held in the aggregate by the holders of Voting Stock immediately prior to such merger, consolidation or reorganization;

                                    (y) any sale, lease, exchange or other
                           transfer of all or substantially all the assets of the Company and its consolidated subsidiaries to any other person if as a result of such sale, lease, exchange or other transfer, 50 percent or less of the combined voting power of the then-outstanding securities of such other person immediately after such sale, lease, exchange or other transfer are held in the aggregate by the holders of Voting Stock immediately prior to such sale, lease, exchange or other transfer; or



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                                    (z) a transaction immediately after the
                           consummation of which any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Exchange
                           Act) would be the beneficial owner (as that term is defined in Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act), directly or indirectly, of more than 50 percent of the outstanding Voting Stock;

                  (iv) the stockholders of the Company approve the dissolution of the Company; or

                  (v) during any period of 12 consecutive months, the individuals who at the beginning of that period constituted the Board of Directors shall cease to constitute a majority of the Board of Directors, unless the election, or the nomination for election by the Company's stockholders, of each director of the Company first elected during such period was approved by a vote of at least a two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

        2.4 "CODE" means the Internal Revenue Code of 1986, as amended.

        2.5 "COMMISSION" means the United States Securities and Exchange Commission or any successor agency.

        2.6 "COMPANY" means BindView Development Corporation.

        2.7 "CORPORATE PLAN" means the BindView Development Corporation Stock Option Plan.

        2.8 "CORPORATE PLAN OPTIONS" means options granted under the Corporate Plan to purchase stock.

        2.9 "EMPLOYEE" means a person employed by the Company or any Affiliate to whom an Option or a Stock Award is granted.

        2.10 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time.

        2.11 "FAIR MARKET VALUE" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the NASDAQ National Market System; or (c) if the Stock is not listed on the NASDAQ National Market System, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount at the election of the Board equal to (x), the average between the closing bid and ask prices per share of stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Board.



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        2.12 "INCENTIVE OPTION" means an option granted under this Plan which is designated as an "Incentive Option" and satisfies the requirements of Section
422 of the Code.

        2.13 "1996 ISO PLAN" means the BindView Development Corporation Incentive Stock Option Plan.

        2.14 "1996 ISO PLAN OPTIONS" mean Options granted under the 1996 ISO
Plan.

        2.15 "1997 INCENTIVE PLAN" means the BindView Development Corporation 1997 Incentive Plan.

        2.16 "1997 INCENTIVE PLAN OPTIONS" mean Options granted under the 1997 Incentive Plan.

        2.17 "1998 INCENTIVE PLAN OPTIONS" mean Options granted pursuant to
Section 4.2 of the Plan.

        2.18 "NONQUALIFIED OPTION" means an option granted under this Plan other than an Incentive Option.

        2.19 "OPTION" means an Incentive Option, Nonqualified Option and/or Reload Option granted under this Plan to purchase shares of Stock. Option shall also include a reference to each Corporate Plan Option, 1996 ISO Plan Option, 1997 Incentive Plan Option and 1998 Plan Option, except to the extent otherwise indicated or to the extent set forth in Section 9.12 of the Plan.

        2.20 "OPTION AGREEMENT" means the written agreement which sets out the terms of an Option, as amended from time to time.

        2.21 "PLAN" means the BindView Development Corporation Omnibus Incentive Plan, as set out in this document and as it may be amended from time to time.

        2.22 "PLAN YEAR" means the Company's fiscal year.

        2.23 "RELOAD OPTION" shall mean a 1998 Incentive Plan Option or a 1997 Incentive Plan Option which the Board may, in its sole discretion, grant in connection with the issuing of a 1998 Incentive Plan Option or a 1997 Incentive Plan Option if the exercise price of the 1998 Incentive Plan Option or the 1997 Incentive Plan Option is paid in whole or in part, by exchanging Stock owned by the Employee. A Reload Option shall be an Incentive Option or Nonqualified Option depending on the type of 1998 Incentive Plan Option or 1997 Incentive Plan Option exercised under the Option Agreement containing the Reload Option feature. The Reload Options will be subject to the same restrictions and provisions of the Plan as the original 1998 Incentive Plan Option or 1997 Incentive Plan Option, except when specific changes are set out in the Option Agreement.

        2.24 "RESTRICTED STOCK" means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with (i) all rights, warranties or similar items


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attached or accruing thereto or represented by the certificate representing the
Stock and (ii) any stock or securities into which or for which the Stock is thereafter converted or exchanged. The terms and conditions of the Restricted Stock Agreement shall be determined by the Board consistent with the terms of the Plan.

        2.25 "RESTRICTED STOCK AGREEMENT" means an agreement between the Company or any Affiliate and the Employee pursuant to which the Employee receives a Stock Award subject to Article VI.

        2.26 "RESTRICTED STOCK PURCHASE PRICE" means the purchase price, if any, per share of Restricted Stock subject to an Award. The Restricted Stock Purchase Price shall be determined by the Board. It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

        2.27 "STOCK" means the common stock of the Company, no par value or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

        2.28 "STOCK AWARD" means an award of Restricted Stock.

        2.29 "10% STOCKHOLDER" means an individual who, at the time the Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

        2.30 "VOTING STOCK" means shares of the capital stock of the Company the holders of which are entitled to vote for the election of directors, but excluding shares entitled to so vote only upon the occurrence of a contingency unless that contingency shall have occurred.


                                   ARTICLE III

                                   ELIGIBILITY

             The individuals who shall be eligible to receive Incentive Options, Nonqualified Options, and Stock Awards shall be those key employees of the Company or any of its Affiliates as the Board shall determine from time to time.




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                                   ARTICLE IV

             GENERAL PROVISIONS RELATING TO OPTIONS AND STOCK AWARDS

         4.1 AUTHORITY TO GRANT OPTIONS AND STOCK AWARDS. The Board may grant to those key Employees of the Company or any of its Affiliates, as it shall from time to time determine, Options or Stock Awards under the terms and conditions of this Plan. Subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Option or Stock Award to be granted to an Employee shall be as determined by the Board.

         4.2 DEDICATED SHARES. The total number of shares of Stock with respect to which 1998 Incentive Plan Options and Stock Awards may be granted under the Plan shall be 700,000 shares. The shares may be treasury shares or authorized but unissued shares. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5.

                  In the event that any outstanding Option or Stock Award shall expire or terminate for any reason or any Option or Stock Award is surrendered, the shares of Stock allocable to the unexercised portion of that Option or Stock Award may again be subject to an Option or Stock Award under the Plan. If Stock is used by the Employee pursuant to Section 5.6 of this Plan to pay the exercise price of an Option, only the net number of shares of Stock issued by the Company shall be considered utilized under this Plan. If shares of Stock are withheld by the Company to pay tax withholding due from the Employee, the number of such shares withheld shall not be considered utilized under this Plan.

         4.3 NON-TRANSFERABILITY. Options shall not be transferable by the Employee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Employee's lifetime, only by him. Restricted Stock shall be purchased by and/or become vested under a Restricted Stock Agreement during the Employee's lifetime, only by him. Any attempt to transfer a Stock Award other than under the terms of the Plan and the Restricted Stock Agreement shall terminate the Stock Award and all rights of the Employee to that Restricted Stock. Notwithstanding any provision in this Plan to the contrary, an Employee may transfer any Nonqualified Option to an Immediate Family Member or an entity controlled by the Employee or an Immediate Family Member, provided, however, no further transfer shall be made except for a transfer back to such Employee or such other transfer which may be approved by the President of the Company. For this purpose "Immediate Family Member" means an Employee's children, grandchildren or spouse, or a trust for the benefit of such Immediate Family Members.

         4.4 REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any Stock under any Option or Stock Award if issuing that Stock would constitute or result in a violation by the Employee or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Stock Award, the Company shall not be required to issue any Stock unless the Board has received evidence satisfactory to it to the effect that the holder of that Option or Stock Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the


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Company to the effect that any proposed transfer complies with applicable law.
The determination by the Board on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or pursuant to a Stock Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under a Stock Award, or the issuance of shares under either of them, to comply with any law or regulation of any governmental authority.

         4.5 CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options or Stock Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Employee to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

                  If while unexercised Options remain outstanding under the Plan
(i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than an entity that was wholly-owned by the Company immediately prior to such merger, consolidation or other reorganization), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than an entity wholly-owned by the Company), (iii) the Company is to be dissolved, or (iv) the Company is a party to any other corporate transaction (as defined under Section 424(a) of the Code and applicable Treasury Regulations) that is not described in clauses (i),
(ii) or (iii) of this sentence (each such event is referred to herein as a "Corporate Change"), then (x) except as otherwise provided in an Option Agreement or as a result of the Board's effectuation of one or more of the alternatives described below, there shall be no acceleration of the time at which any Option then outstanding may be exercised, and (y) no later than ten
(10) days after the approval by the stockholders of the Company of such Corporate Change, the Board, acting in its sole and absolute


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discretion without the consent or approval of any Optionee, shall act to effect one or more of the following alternatives, which may vary among individual Optionees and which may vary among Options held by any individual Optionee:

                  (1) accelerate the time at which some or all of the Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Board, after which specified date all such Options that remain unexercised and all rights of Optionees thereunder shall terminate,

                  (2) require the mandatory surrender to the Company by all or selected Optionees of some or all of the then outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of this Plan or the Option Agreements evidencing such Options) as of a date, before or after such Corporate Change, specified by the Board, in which event the Board shall thereupon cancel such Options and the Company shall pay to each such Optionee an amount of cash per share equal to the excess, if any, of the per share price offered to stockholders of the Company in connection with such Corporate Change over the exercise price(s) under such Options for such shares,

                  (3) with respect to all or selected Optionees, have some or all of their then outstanding Options (whether vested or unvested) assumed or have a new Option substituted for some or all of their then outstanding Options (whether vested or unvested) by an entity which is a party to the transaction resulting in such Corporate Change and which is then employing him, or a parent or subsidiary of such entity, provided that (A) such assumption or substitution is on a basis where the excess of the aggregate fair market value of the shares subject to the Option immediately after the assumption or substitution over the aggregate exercise price of such shares is equal to the excess of the aggregate fair market value of all shares subject to the Option immediately before such assumption or substitution over the aggregate exercise price of such shares, and (B) the assumed rights under such existing Option or the substituted rights under such new Option as the case may be will have the same terms and conditions as the rights under the existing Option assumed or substituted for, as the case may be,

                  (4) provide that the number and class of shares of Stock covered by an Option (whether vested or unvested) theretofore granted shall be adjusted so that such Option when exercised shall thereafter cover the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement and/or plan relating to such Corporate Change if, immediately prior to such Corporate Change, the Optionee had been the holder of record of the number of shares of Stock then covered by such Option, or



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




                  (5) make such adjustments to Options then outstanding as the Board deems appropriate to reflect such Corporate Change (provided, however, that the Board may determine in its sole and absolute discretion that no such adjustment is necessary)."

                  In effecting one or more of alternatives (3), (4) or (5) above, and except as otherwise may be provided in an Option Agreement, the Board, in its sole and absolute discretion and without the consent or approval of any Optionee, may accelerate the time at which some or all Options then outstanding may be exercised.

                  In the event of changes in the outstanding Stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Option and not otherwise provided for by this Section 4.5, any outstanding Options and any agreements evidencing such Options shall be subject to adjustment by the Board in its sole and absolute discretion as to the number and price of shares of stock or other consideration subject to such Options. In the event of any such change in the outstanding Stock, the aggregate number of shares available under this Plan may be appropriately adjusted by the Board, whose determination shall be conclusive.

                  After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Employee shall be entitled to have his Restricted Stock appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation.

                  The issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Options or Stock Awards.

         4.6 ELECTION UNDER SECTION 83(b) OF THE CODE. No Employee shall exercise the election permitted under Section 83(b) of the Code under this Plan without written approval of the Board.


                                    ARTICLE V

                                     OPTIONS

         5.1 TYPE OF OPTION. The Board shall specify whether a given option shall constitute an Incentive Option or a Nonqualified Option. Options previously granted under the Corporate Plan, the 1996 ISO Plan and the 1997 Incentive Plan shall retain the designation as either an incentive


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


stock option that satisfies the requirements of Section 422 of the Code or as a nonqualified stock option that does not satisfy the requirements of Section 422 of the Code.

         5.2 OPTION PRICE. The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Board in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted.

                  The price at which shares of Stock may be purchased under a Nonqualified Option may be less than the Fair Market Value of the shares of Stock on the date the Option is granted. The Board in its discretion may provide that the price at which shares of Stock may be purchased under a Nonqualified Option shall be more than 100% of Fair Market Value.

         5.3 DURATION OF OPTIONS. No Option shall be exercisable after the expiration of 10 years from the date the Option is granted. A Reload Option shall have a term which is no longer than the original term of the underlying Option unless it is expressly provided otherwise in the Option Agreement. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

         5.4 AMOUNT EXERCISABLE. Each Option is exercisable, in whole or in part, in the manner and subject to the conditions the Board of Directors, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding.

                  To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the Employee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the Incentive Options shall be treated as Nonqualified Options. In making this determination, Incentive Options shall be taken into account in the order in which they were granted. If an Incentive Option is not exercised within specified time limits prescribed by the Code, it shall become a Nonqualified Option by operation of law.

                  Solely with respect to the 1997 Incentive Plan Options, unless otherwise provided by the Board in a 1997 Incentive Plan Option Agreement, all conditions and restrictions relating to a 1997 Incentive Plan Option, including limitations on exercisability, risks of forfeiture and conditions and restrictions requiring the continued performance of services or the achievement of performance objectives with respect to the exercisability or settlement of such 1997 Incentive Plan Option, shall immediately lapse upon a Change of Control. Solely with respect to 1997 Incentive Plan Options, a Change of Control shall be deemed to have occurred if any person, other than the Company or an employee benefit plan of the Company, acquires directly or indirectly, the beneficial ownership, as defined in Section 13(d) of the Exchange Act, of any voting security of the Company and immediately after such acquisition, such person is directly or directly the beneficial owner of voting securities representing 50% or more of the total voting power of all of the then-outstanding voting securities of the Company. In addition, all shares of Stock granted pursuant to the exercise of the 1997 Incentive Plan Option shall be subject to the terms of any shareholder's agreement entered into by the Company concurrent with, or prior to the grant of any 1997 Incentive Plan Option. Furthermore, no fractional shares of stock shall be issued or delivered pursuant to any 1997 Incentive Plan Option. The Board shall determine whether cash or other Options or other property shall be issued or paid in lieu of such fractional shares or whether such fractional or any rights thereto shall be forfeited or otherwise eliminated.

         5.5 EXERCISE OF OPTIONS. Each Option shall be exercised by the delivery of written notice to the Board setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with: (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares, (b) Stock at its Fair Market Value on the date of exercise, (c) an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price and/or to satisfy any income tax withholding obligation, (d) any combination of (a), (b), or (c), and/or (e) any other form of payment which is acceptable to the Board of Directors, and specifying the address to which the certificates for the shares are to be mailed.

                  With respect to the exercise of Corporate Plan Options and 1996 ISO Plan Options, the Employee must pay the option price solely with cash. With respect to 1997 Incentive Plan Options, the Board shall determine the time or times at which a 1997 Incentive Plan Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other options or awards granted under other Company plans or other property, including notes or other contractual obligations of employees to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law, and the methods by which Stock will be delivered or deemed to be delivered to employees.

                  As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Employee certificates for the number of shares with respect to which the Option has been exercised, issued in the Employee's name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Employee, at the address specified by the Employee.

                  Whenever an Option is exercised by exchanging shares of Stock owned by the Employee, the Employee shall deliver to the Company certificates registered in the name of the Employee representing a number of shares of Stock legally and beneficially owned by the Employee, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition. The Board may provide that a legend or restriction be printed on the certificate as the Board determines is necessary, in its discretion, to comply with applicable laws.

         5.6 EXERCISE ON TERMINATION OF EMPLOYMENT. Unless it is expressly provided otherwise in the Option Agreement, Options shall terminate one day less than three months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without cause, other than death, retirement under the then established rules of the Company, or severance for disability. Whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee shall be determined by the Board at that time.

                  In determining the employment relationship between the Company and the Employee, employment by any Affiliate shall be considered employment by the Company, as shall employment by a corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies, or by a parent corporation or subsidiary corporation of the corporation issuing or assuming a stock option (and for this purpose, the phrase "corporation issuing or assuming a stock option" shall be substituted for the word "Company" in the definitions of parent corporation and subsidiary corporation in Section 2.1, and the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code).

                  DEATH. If, before the expiration of an Option, the Employee, whether in the employ of the Company or after he has retired or was severed for disability, dies, the Option shall become fully vested and shall continue until the earlier of the Option's expiration date or one year following the date of his death, unless it is expressly provided otherwise in the Option Agreement. After the death of the Employee, his executors, administrators or any persons to whom his Option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option's expiration or termination, whichever is earlier, to exercise the Option in full unless it is expressly provided otherwise in the Option Agreement.

                  RETIREMENT. Unless it is expressly provided otherwise in the Option Agreement, before the expiration of an Incentive Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Incentive Option shall terminate on the earlier of the Option's expiration date or one year after his retirement; provided, if an Incentive Option is not exercised within specified time limits prescribed by the Code, it shall become a Nonqualified Option by operation of law.

                  Unless it is expressly provided otherwise in the Option Agreement, if before the expiration of a Nonqualified Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Nonqualified Option shall terminate on the earlier of the Nonqualified Option's expiration date or one year after his retirement.

                  In the event of retirement, the Employee shall have the right prior to the termination of the Option to exercise the Option, to the extent to which he was entitled to exercise it immediately prior to his retirement, unless it is expressly provided otherwise in the Option Agreement.

                  DISABILITY. If, before the expiration of an Option, the Employee shall be severed from the employ of the Company for disability, the Option shall terminate on the earlier of the Option's expiration date or one year after the date he was severed because of disability, unless it is expressly provided otherwise in the Option Agreement. In the event that the Employee shall be severed from the employ of the Company for disability, the Employee shall become fully vested in his Option and have the right prior to the termination of the Option to exercise the Option in full unless it is expressly provided otherwise in the Option Agreement. If an Incentive Option is not exercised within specified time limits prescribed by the Code, it shall become a Nonqualified Option by operation of law.

                  Notwithstanding the above, an Option may be amended by the Board, with the consent of the Employee, to extend the termination date of the Option, provided such extension shall not exceed a period of 10 years from the date of the initial grant of the Option.

         5.7 EXERCISE OF OPTIONS UNDER THE CORPORATE PLAN, THE 1996 ISO PLAN AND THE 1997 INCENTIVE PLAN.

                  (a) CORPORATE PLAN OPTION PROVISIONS. Notwithstanding any other provision in this Plan, solely with respect to Corporate Plan Options, upon the death of the optionee, while still employed by Company, or upon the termination of the Optionee's employment with Company, any Option exercisable on the date of death or termination may be exercised by the Optionee or the Optionee's estate, as the case may be, provided that such exercise occurs within both the remaining option term of the Option and no later than 24 months after the date of the Optionee's death, or the date of Optionee's termination of employment with the Company, whichever occurs first.

                  (b) 1996 ISO PLAN. Solely with respect to Options exercisable under the 1996 ISO Plan, upon the Employee's death while still employed by the Company, any 1996 ISO Plan Option exercisable on the date of death may be exercised by the Optionee's estate or by a person who acquires the right to exercise such 1996 ISO by bequest or inheritance by reason of the death of the Optionee, provided that such exercise occurs within both the remaining option term of the 1996 ISO Plan Option and six months after the Optionee's death. Except as provided in the immediately preceding sentence, all 1996 ISO Plan Options shall immediately terminate on the date of termination of the Employee's employment with the Company.

                  (c) 1997 INCENTIVE PLAN. See Section 5.5 of the Plan.

         5.8 RELOAD OPTIONS. From time to time, the Board may grant Reload Options to Employees. The time of grant of a Reload Option shall be the time the Employee surrenders the shares of Stock with respect to which the Reload Option is granted. The Reload Option shall be for the number of shares of Stock surrendered by the Employee as payment upon the exercise of the previously granted Option. The Reload Option shall be subject to the following restrictions: (a) the Reload Option shall be subject to the same restrictions on exercise and other Plan rules that are imposed on the underlying Option which contained the Reload Option feature; and
(b) the Reload Option shall not be exercisable until the expiration of any retention holding period imposed on the disposition of any shares of Stock covered by the underlying Option which contained the Reload Option Feature unless it is expressly provided otherwise in the Option Agreement.

         5.9 SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Board, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

         5.10 NO RIGHTS AS STOCKHOLDER. No Employee shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.


                                   ARTICLE VI

                                  STOCK AWARDS

         6.1 STOCK AWARDS. The Board may issue shares of Restricted Stock to an eligible employee subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Employee or for a payment below the Fair Market Value on the date of grant. Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement. The Board shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement. In the discretion of the Board, a Restricted Stock Award may be made as a grant of Restricted Stock or as a right to receive stock (or their cash equivalent or a combination of both) in the future.

         6.2 RESTRICTIONS. Restricted Stock shall be subject to the terms and conditions as determined by the Board, including without limitation any or all of the following:

                  (a) a prohibition against the sale, transfer, alienation, pledge or other encumbrance of the shares of Restricted Stock, such prohibition to lapse at such time or times as the

Board shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

                  (b) a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Employee, resell back to the Company at his cost, all or a part of such shares in the event of termination of the holder's employment during any period in which the shares remain subject to restrictions;

                  (c) a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder's dissemination of any secret or confidential information belonging to the Company or an Affiliate;

                  (d) unless stated otherwise in the Restricted Stock Agreement,
(i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Employee or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

         Notwithstanding (a) above, an Employee may transfer Restricted Stock to an Immediate Family Member (as defined in Section 4.3) or an entity controlled by the Employee or an Immediate Family Member provided, however, no further transfer shall be made except for a transfer back to such Employee or such other transfer which may be approved by the President of the Company. For this purpose, "Immediate Family Member" means an Employee's children, grandchildren or spouse, or a trust for the benefit of such Immediate Family Member.

         6.3 STOCK CERTIFICATE. Shares of Restricted Stock shall be registered in the name of the Employee receiving the Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

         The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the BindView Development Corporation Omnibus Incentive Plan, and an agreement entered into between the registered owner and the Company, including any shareholders agreement. A copy of the Plan and agreement is on file in the office of the Secretary of the Company.

         6.4 RIGHTS AS STOCKHOLDER. Subject to the terms and conditions of the Plan, each Employee receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid with respect to shares of Restricted Stock in cash or property other than stock in the Company or rights to acquire stock in the Company shall be paid to the Employee currently. Dividends paid in stock in the Company or rights to acquire stock in the Company shall be added to and become a part of the Restricted Stock.

         6.5 LAPSE OF RESTRICTIONS. At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Employee or to the Employee's legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Board determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Employee agrees to remit when due any federal and state income and employment taxes required to be withheld.

         6.6 RESTRICTION PERIOD. No Stock Award may provide for restrictions continuing beyond 10 years from the date of the Stock Award.


                                   ARTICLE VII

                                 ADMINISTRATION

             This Plan shall be administered by the Board. All questions of interpretation and application of the Plan, Options or Stock Awards shall be subject to the determination of the Board. A majority of the members of the Board shall constitute a quorum. All determinations of the Board shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. This Plan shall be administered in such a manner as to permit the Options granted under it which are designated to be Incentive Options to qualify as Incentive Options. In carrying out its authority under this Plan, the Board shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

             (a) determine the Employees to whom and the time or times at which Options or Stock Awards will be made,

             (b) determine the number of shares and the purchase price of Stock covered in each Option or Stock Award, subject to the terms of the Plan,

             (c) determine the terms, provisions and conditions of each Option and Stock Award, which need not be identical,

             (d) accelerate the time at which any outstanding Option may be exercised,

             (e) define the effect, if any, on an Option or Stock Award of the death, disability, retirement, or termination of employment of the Employee,

             (f) prescribe, amend and rescind rules and regulations relating to administration of the Plan, and

             (g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

The actions of the Board in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.


                                  ARTICLE VIII

                        AMENDMENT OR TERMINATION OF PLAN

                  The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's stockholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's stockholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.


                                   ARTICLE IX

                                  MISCELLANEOUS


         9.1 NO ESTABLISHMENT OF A TRUST FUND. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Employee under this Plan. All Employees shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

         9.2 NO EMPLOYMENT OBLIGATION. The granting of any Option or Stock Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Employee. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Stock Award has been granted to him.

         9.3 FORFEITURE. Notwithstanding any other provisions of this Plan, if the Board finds by a majority vote after full consideration of the facts that the Employee, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Employee shall forfeit all outstanding Options and all outstanding Restricted Stock, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Employee's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

                  The decision of the Board as to the cause of the Employee's discharge, the damage done to the Company or an Affiliate, and the extent of the Employee's competitive activity shall be final. No decision of the Board, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

         9.4 TAX WITHHOLDING. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Employee any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or lapse of restrictions on Restricted Stock. In the alternative, the Company may require the Employee (or other person exercising the Option or receiving the Restricted Stock) to pay the sum directly to the employer corporation. If the Employee (or other person exercising the Option or receiving the Restricted Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the date of exercise or lapse of restrictions. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Restricted Stock until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or lapse of restrictions is sufficient to cover all sums due with respect to that exercise. The Company and its Affiliates shall not be obligated to advise an Employee of the existence of the tax or the amount which the employer corporation will be required to withhold.

         9.5 WRITTEN AGREEMENT. Each Option and Stock Award shall be embodied in a written Option Agreement or Restricted Stock Agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Employee and by a member of the Board on behalf of the Board and the Company or an executive officer of the Company other than the Employee on behalf of the Company. The Option Agreement or Restricted Stock Agreement may contain any other provisions that the Board in its discretion shall deem advisable which are not inconsistent with the terms of this Plan. This Plan and all shares of stock or stock equivalents granted pursuant hereto shall be subject to the terms of any shareholders agreement entered into by the Company concurrent, or prior to, the grant of any Option hereunder.

         9.6 INDEMNIFICATION OF THE BOARD AND THE BOARD OF DIRECTORS. With respect to administration of this Plan, the Company shall indemnify each present and future member of the Board and the Board of Directors against, and each member of the Board and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Board and/or the Board of Directors, whether or not he continues to be a member of the Board and/or the Board of Directors at the time of incurring the expenses -- including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Board or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Board and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Board and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Board and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Board and the Board of Directors and shall be in addition to all other rights to which a member of the Board and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

         9.7 GENDER. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

         9.8 HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

         9.9 OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

         9.10 OTHER OPTIONS OR AWARDS. The grant of an Option or Stock Award shall not confer upon the Employee the right to receive any future or other Options or Stock Awards under this Plan, whether or not Options or Stock Awards may be granted to similarly situated Employees, or the right to receive future Options or Stock Awards upon the same terms or conditions as previously granted.

         9.11 GOVERNING LAW. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas.

         9.12 NO MODIFICATION, EXTENSION, OR RENEWAL OF CORPORATE PLAN OPTIONS, 1996 ISO PLAN OPTIONS, AND 1997 INCENTIVE PLAN OPTIONS. Notwithstanding any provision in this Plan to the contrary, no provision of this Plan is intended to modify, extend or renew any Corporate Plan Option, 1996 ISO Plan Option and 1997 Incentive Plan Option. Any provision in this Plan that is contrary to a provision in the Corporate Plan Option, 1996 ISO Plan Option and 1997 Incentive Plan Option that would create a modification, extension or renewal of such option is hereby incorporated into this Plan. All terms, conditions and limitations, if any, that are set forth in any previously granted option agreement shall remain in full force and effect under the terms of the Plan pursuant to which it was issued.

         9.13 CONFORMING AMENDMENTS TO OPTIONS ISSUED UNDER THE CORPORATE PLAN, 1996 ISO PLAN AND 1997 INCENTIVE PLAN ON AND AFTER THE EFFECTIVE DATE OF THIS
SECTION 9.13. Notwithstanding any provision in this Plan to the contrary, all options issued under the Corporate Plan, the 1996 ISO Plan and the 1997 Incentive Plan on and after the effective date of this Section 9.13 shall be subject to the same terms and conditions to those options that are issued under
Section 4.2 of the Plan.